Exhibit 10.1
TWELFTH AMENDMENT TO CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of May 8, 2020, among LONESTAR RESOURCES AMERICA INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”), and the other financial institutions executing this Agreement.
R E C I T A L S
A.The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Bank, and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015, as amended or otherwise modified by a Limited Consent and Waiver dated as of October 7, 2015, a First Amendment to Credit Agreement dated as of April 29, 2016, a Second Amendment to Credit Agreement dated as of May 19, 2016, a Third Amendment to Credit Agreement dated as of July 22, 2016, a Fourth Amendment to Credit Agreement dated as of November 23, 2016, a Fifth Amendment to Credit Agreement and Limited Waiver dated as of December 29, 2016, a Sixth Amendment and Joinder to Credit Agreement dated as of June 15, 2017, a Limited Waiver, Borrowing Base Redetermination Agreement, Amendment No. 7 to Credit Agreement dated as of January 4, 2018, Borrowing Base Redetermination Agreement and Amendment No. 8 to Credit Agreement dated as of May 24, 2018, a Consent Agreement dated as of September 28, 2018, a Ninth Amendment and Joinder to Credit Agreement dated as of November 15, 2018, a Borrowing Base Redetermination and Tenth Amendment to Credit Agreement dated as of June 17, 2019, and a Limited Waiver and Eleventh Amendment to Credit Agreement dated as of April 7, 2020 (as so amended or otherwise modified and as may be further amended or otherwise modified from time to time, including, without limitation, by this Agreement, the “Credit Agreement”).
B.    Subject to the terms and conditions set forth herein, on the Agreement Effective Date, the parties hereto wish to make certain amendments to the Credit Agreement, as set forth below.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Same Terms.
(a)    All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement as the same shall hereafter be amended or otherwise modified from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents as the same shall hereafter be amended or otherwise modified from time to time.
(b)    Section 1.04 of the Credit Agreement is hereby incorporated herein mutatis mutandis.

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2.    Amendments to Credit Agreement. Subject to the terms of this Agreement and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, as of the Agreement Effective Date, the following amendments to the Credit Agreement shall be made:
(a)    Section 1.02 of the Credit Agreement (Certain Defined Terms) is hereby amended by adding the following new definitions in appropriate alphabetical order therein:
"CARES Act – Title I" means Title I of the Coronavirus Aid, Relief and Economic Security Act, as amended (including any successor thereto), and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, regardless of the date enacted, adopted, issued or implemented.

"CARES Debt" has the meaning set forth in Section 9.02(k).

"CARES Forgiven Debt" means that portion of the CARES Debt that has been finally determined by the lender of the CARES Debt (and, to the extent required, the U.S. Small Business Administration) to be eligible for forgiveness pursuant to the provisions of the CARES Act- Title I; provided that such determination has been made on or before the date that is six (6) months after the date of incurrence of the CARES Debt.

"CARES Forgiveness Date" means five (5) Business Days after the date that the Borrower obtains a final determination by the lender of the CARES Debt (and, to the extent required, the U.S. Small Business Administration) regarding the amount of CARES Debt that will be forgiven pursuant to the provisions of the CARES Act - Title I; provided that if such date is after the date that is six (6) months after the date of incurrence of the CARES Debt, the full amount of the CARES Debt will be deemed not eligible to be forgiven.

(b)    Section 1.02 of the Credit Agreement (Certain Defined Terms) is hereby amended by amending and restating the definition of “Consolidated Cash Balance” in its entirety as follows:
"Consolidated Cash Balance" means, at any time, the aggregate amount of cash and cash equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case held by the Borrower and its Consolidated Subsidiaries, with the exception of (a) royalty payable funds kept in separate bank accounts in Lonestar Operating, LLC and T-N-T Operating, Inc. and (b) the proceeds of CARES Debt.

(c)    Section 1.02 of the Credit Agreement (Certain Defined Terms) is hereby amended by making the following changes to the definition of “Total Debt” therein: (i) deleting the word “and” at the end of clause (ii), (ii) replacing the period at the end of clause (iii) with “, and”, and (iii) inserting the following new clause (iv) at the end of such definition:
(iv) the CARES Forgiven Debt (but shall include any CARES Debt that is not CARES Forgiven Debt).

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(d)    Article VII of the Credit Agreement (Representations and Warranties) is hereby amended by adding the following new Section 7.27 at the end of such Article as follows:
Section 7.27 CARES Debt. The Borrower has determined in good faith that it is eligible to apply as a borrower under the Paycheck Protection Program of the CARES Act – Title I, including the application of the U.S. Small Business Administration affiliation rule, and has taken into consideration in making such determination the Interim Final Rule and FAQ #31 issued by the U.S. Small Business Administration, respectively, on April 23 and 24, 2020, which provides, among other things that the current economic uncertainty makes the loan request necessary to support the ongoing operations of the Borrower and its Subsidiaries taking into account their current business activity and their ability to access other sources of liquidity sufficient to support their ongoing operations in a manner that is not significantly detrimental to the business.

(e)    Article VIII of the Credit Agreement (Affirmative Covenants) is hereby amended by adding the following new Section 8.20 at the end of such Article as follows:
Section 8.20 CARES Debt.

(a) The Loan Parties shall provide to the Administrative Agent copies of the definitive loan documentation for CARES Debt promptly upon execution and delivery thereof by the parties, together with a reasonably detailed estimate of the amount of Cares Debt that the Loan Parties reasonably anticipate will be subject to forgiveness pursuant to the provisions of the CARES Act – Title I.

(b)    The Loan Parties shall timely (and, in any event, not later than thirty (30) days (or such longer period as may be agreed by the Administrative Agent) after the seven-week anniversary of the initial incurrence thereof) submit all applications and required documentation necessary or desirable for the lender of the CARES Debt and/or the U.S. Small Business Administration to make a determination regarding the amount of the CARES Debt that is eligible to be forgiven.

(c)    The Loan Parties shall provide to the Administrative Agent copies of any amendments, modifications, waivers, supplements or consents executed and delivered with respect to the CARES Debt promptly upon execution and delivery thereof, and copies of any notices of default received by any Loan Party with respect to the CARES Debt.

(d)    The Loan Parties shall (i) use all of the proceeds of the CARES Debt solely for purposes expressly permitted by the CARES Act – Title I and (ii) use commercially reasonable efforts to conduct their business in a manner that maximizes the amount of the CARES Debt that is forgiven. Without limiting the foregoing, the Loan Parties shall cause the proceeds of the CARES Debt to be deposited into a deposit account that does not sweep funds for the purposes of satisfying any Obligations or any other Indebtedness, and shall ensure that the proceeds of the CARES Debt are not used to repay other Indebtedness.

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(e)    On the CARES Forgiveness Date, the Loan Parties shall deliver to the Administrative Agent a certificate of an Authorized Officer of the Loan Parties certifying as to the amount of the CARES Debt that will be forgiven pursuant to the provisions of the CARES Act – Title I, together with a reasonably detailed description thereof, all in form reasonably satisfactory to the Administrative Agent.

(f)    Section 9.02(k) of the Credit Agreement (Debt) is hereby restated in its entirety as follows:
(k)    unsecured Debt in an aggregate principal amount not to exceed $2,200,000 (the “CARES Debt Cap”) advanced by (i) any Governmental Authority (including the U.S. Small Business Administration) or any other Person acting as a financial agent of a Governmental Authority or (ii) any other Person to the extent such Debt under this clause (ii) is guaranteed by a Governmental Authority (including the U.S. Small Business Administration), in each case under clauses (i) and (ii), pursuant to the CARES Act – Title I (such unsecured Debt, the “CARES Debt”); provided that, unless otherwise approved by the Administrative Agent (A) no Event of Default shall have occurred and be continuing at the time of incurrence thereof and (B) CARES Debt shall (1) be used by the Loan Parties and their Subsidiaries solely for purposes permitted under the CARES Act - Title I, (2) have a maturity date not less than two (2) years after the date of incurrence of the CARES Debt, (3) bear interest at a rate not greater than one percent (1%) per annum, (4) not require any payments of principal prior to its stated maturity and (5) otherwise have terms customary for loans made pursuant to the CARES Act - Title I (taken as a whole); provided further that on the CARES Forgiveness Date, (x) the CARES Debt Cap shall automatically and without further action be reduced by the amount of the CARES Debt that is not eligible to be forgiven under the CARES Act - Title I and (y) the portion of the CARES Debt not eligible to be forgiven must, if still outstanding, be permitted under Section 9.02(i); and

3.    Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Agreement are subject to the satisfaction (in form and substance satisfactory to the Administrative Agent), unless waived in writing by Administrative Agent and each Lender, of each of the following conditions (the date of such satisfaction or waiver of all conditions precedent, the “Agreement Effective Date”):
(a)    Agreement. The Administrative Agent shall have received executed counterparts of this Agreement from duly authorized officers of each of the Borrower and the Guarantors, the Administrative Agent, the Issuing Bank, and the Majority Lenders.
(b)    CARES Debt Documents. The Loan Parties shall have provided to the Administrative Agent a copy of their application for the CARES Debt and all related documentation.
(c)    Fees and Expenses. The Administrative Agent shall have received payment of all fees and expenses due to the Arranger and the Administrative Agent, in each case, in connection with this Agreement and the Credit Agreement and, in the case of expenses and legal fees, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Agreement Effective Date (except as otherwise reasonably agreed by the Borrower).

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(d)    Representations and Warranties. On and as of the Agreement Effective Date, after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Agreement Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.
4.    Certain Representations. Each Loan Party represents and warrants that, as of the Agreement Effective Date: (a) each Loan Party has full power and authority to execute this Agreement, and this Agreement constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by each Loan Party of this Agreement. In addition, each Loan Party represents that after giving effect to this Agreement and the transactions contemplated hereby all representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality) on and as of the Agreement Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Agreement Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.
5.    Reaffirmation of Security Documents. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Obligations.
6.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.
7.    No Further Amendments. Except as previously amended in writing or as modified hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
8.    Acknowledgments and Agreements; Release. Borrower and the other Loan Parties acknowledge that on the date hereof all outstanding Obligations are payable in accordance with their terms, and each Loan Party (a) waives any defense, offset, counterclaim or recoupment with respect thereto and (b) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents,

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shareholders, affiliates and attorneys (the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Agreement Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction. Borrower, Administrative Agent, Issuing Bank, and each Lender do hereby adopt, ratify and confirm the Credit Agreement and acknowledge and agree that the Credit Agreement is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and under the other Loan Documents, are not impaired in any respect by this Agreement. Any breach of any representations, warranties and covenants under this Agreement shall be an Event of Default under the Credit Agreement (subject to applicable notice and cure periods as set forth in the Credit Agreement).
9.    Limitation on Agreements. The agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any of the other documents referred to herein or therein. This Agreement shall constitute a Loan Document for all purposes.
10.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
12.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
13.    Incorporation of Certain Provisions by Reference. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. The other provisions of Section 12.09 of the Credit Agreement captioned “Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.
14.    Entirety, Etc. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.
BORROWER:

LONESTAR RESOURCES AMERICA INC.

By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    Chief Executive Officer

GUARANTORS:

ALBANY SERVICES L L C
AMADEUS PETROLEUM INC.
T-N-T ENGINEERING, INC.

Each By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    President

EAGLEFORD GAS, LLC
EAGLEFORD GAS 2, LLC
EAGLEFORD GAS 3, LLC
EAGLEFORD GAS 4, LLC
EAGLEFORD GAS 5, LLC
EAGLEFORD GAS 6, LLC
EAGLEFORD GAS 7, LLC
EAGLEFORD GAS 8, LLC
EAGLEFORD GAS 10, LLC
EAGLEFORD GAS 11, LLC
LONESTAR OPERATING, LLC
LONESTAR RESOURCES, INC.
POPLAR ENERGY, LLC
LA SALLE EAGLE FORD GATHERING LINE LLC
LONESTAR BR DISPOSAL LLC

Each By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    Chief Executive Officer

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ADMINISTRATIVE AGENT/ISSUING BANK:

CITIBANK, N.A.,
as Administrative Agent and Issuing Bank

By: /s/ David M. Wollin
Name:    David M. Wollin
Title:    Senior Vice President

LENDERS:

CITIBANK, N.A., as a Lender

By: /s/ David M. Wollin
Name:    David M. Wollin
Title:    Senior Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ David Montgomery
Name:    David Montgomery
Title:    Managing Director

By: /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

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COMERICA BANK, as a Lender

By: /s/ Cassandra M. Lucas
Name:    Cassandra M. Lucas
Title:    Portfolio Manager

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BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Michael Kamauf
Name:    Michael Kamauf
Title:    Authorized Officer

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TRUIST BANK, as a Lender

By: /s/ Benjamin L. Brown
Name:    Benjamin L. Brown
Title:    Director

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jonathan Lee
Name:    Jonathan Lee
Title:    Director

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IBERIABANK, as a Lender

By: /s/ W. Bryan Chapman
Name:    W. Bryan Chapman
Title:    Market President – Energy Lending

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HANCOCK WHITNEY BANK, as a Lender

By: /s/ Parker U. Mears
Name:    Parker U. Mears
Title:    Senior Vice President

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